Exhibit 10.2

LIMITED GUARANTY

This Limited Guaranty (“Guaranty”) dated as of the 13th day of July, 2006, is executed by the undersigned, MFC Development Corp., a Delaware corporation whose address for notice hereunder is 11872 LaGrange Ave., 1st Floor, Los Angeles, CA 90025 (“Guarantor”) in favor of MARQUETTE COMMERCIAL FINANCE, INC., a Minnesota corporation, authorized to do business in Texas, whose address for notice hereunder is 801 Cherry Street, Suite 3400, Fort Worth, Texas 76102 (“MCF”)

A.

MCF has contemporaneously herewith entered into that certain Account Transfer and Purchase Agreement of even date herewith (such agreement, and all amendments and modifications thereof, collectively, the “Purchase Agreement”), to which reference is made for all purposes, with Adsouth Marketing, LLC (referred to herein as the “Seller”), pursuant to which MCF has purchased or will purchase all right, title and interest in certain accounts receivable of the Seller (the “Accounts”), on those terms and conditions set forth in the Purchase Agreement.

B.

MCF is willing to enter into the Purchase Agreement only if the Guarantor executes and delivers this Guaranty to MCF.

NOW, THEREFORE, in consideration of the aforesaid premises and other good and valuable consideration, and for the purpose of inducing MCF to enter into the Purchase Agreement and to purchase accounts receivable from the Seller pursuant to the terms thereof, the sufficiency of which is hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

1.

The Guarantor hereby unconditionally and irrevocably guarantees the payment in full of any losses incurred by MCF under the Purchase Agreement (collectively the “Obligations”) to the extent that such losses are related to or attributable to any of the following limited circumstances only:

(a)

In the event any of the representations and warranties set forth in Section 9 of the Purchase Agreement was not true when made or ceases to be true for any reason.

(b)

In the event that the Seller, the Guarantor, or any other person, without receiving prior written consent from MCF, shall cash, deposit, or retain, any checks, drafts, monies or proceeds of the Accounts purchased by MCF, and the Seller shall fail to immediately tender the entire amount of the same to MCF.

2.

MCF shall not be required, as a condition precedent to making a demand upon the Guarantor or to bringing an action against the Guarantor under this Guaranty, to make demand upon, or to institute any action or proceeding, at law or in equity against the Seller or anyone else, or to exhaust its remedies against the Seller, or anyone else, or against any collateral security.  All remedies afforded to MCF by reason of this Guaranty are separate and cumulative remedies and it is agreed that not one of such remedies, whether exercised by MCF or not, shall be deemed to be exclusive of any of the other remedies available to MCF and shall not limit or prejudice any other remedy which MCF may have against any party, including the Guarantor.

3.

The Guarantor shall remain liable on this Guaranty notwithstanding any change or changes in the terms, covenants or conditions of the Purchase Agreement, or any amendment thereto, hereafter made or granted, or any delay on the part of MCF in exercising its rights hereunder or thereunder, it being the intention hereof that the Guarantor shall remain liable as principal until the full amount of the Obligations guaranteed hereby, with interest and any sums which may be due thereon, shall have been fully paid, notwithstanding any act or omission which might otherwise operate as a legal or equitable discharge of the Guarantor.

4.

The Guarantor hereby waives (a) notice of acceptance of this Guaranty; (b) presentment and demand for payment of the Obligations or any portion thereof; (c) protest and notice of dishonor or default to the Guarantor or to any other person or party with respect to the Obligations or any portion thereof; (d) all other notices to which the Guarantor might otherwise be entitled; (e) any demand for payment or performance of this Guaranty;  and (f) all Guaranty and suretyship defenses or other defenses in the nature thereof (including, without limitation, all rights Guarantor has under, or the requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as may be amended from time to time).

5.

Guarantor shall promptly furnish to MCF at any time and from time to time such financial statements and other financial information of Guarantor as MCF may require, in form and detail satisfactory to MCF (including, without limitation, annual financial statements within 45 days after the end of each calendar year).

6.

This Guaranty shall inure to the benefit of, and may be enforced by MCF, and its respective successors and assigns, and shall be binding upon and enforceable against the Guarantor and his respective heirs, executors, legal representatives, administrators, or successors and assigns thereof.  All obligations of the Guarantor hereunder shall be joint and several.

7.

The Guarantor agrees that in the event this Guaranty is placed in the hands of an attorney for enforcement, the Guarantor will reimburse MCF for all expenses incurred, including reasonable attorneys' fees.

8.

This Guaranty cannot be modified or amended except in a writing, duly executed by the Guarantor and MCF.

9.

The Guarantor has received, and will receive, direct and/or indirect benefits by and from the making of this Guaranty and the execution of the Purchase Agreement by MCF.

10.

T HIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT WITH RESPECT TO THE LAWS OF TEXAS GOVERNING THE MAXIMUM RATE OF INTEREST OR USURY.  MCF IS A WHOLLY OWNED SUBSIDIARY OF MERIDIAN BANK, N.A. WHICH HAS ITS HOME OFFICE IN ARIZONA.  THEREFORE, TEXAS LAWS AND THE LAWS OF OTHER STATES, EXCEPT ARIZONA, ARE PREEMPTED BY THE NATIONAL BANK ACT, 12 U.S.C. §§ 21, ET. SEQ., AND THE REGULATIONS PROMULGATED THEREUNDER.  ACCORDINGLY, THE LAWS OF THE STATE OF ARIZONA REGARDING MAXIMUM RATES OF INTEREST AND USURY, A.R.S. §§ 44-1201 ET. SEQ., SHALL GOVERN THIS GUARANTY.  THIS GUARANTY IS PERFORMABLE BY THE PARTIES IN TARRANT COUNTY, TEXAS.  GUARANTOR AND MCF EACH AGREE THAT THE STATE COURTS OF TARRANT COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR ALL LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS GUARANTY, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM.  THE PARTIES HERETO EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE COURTS LOCATED IN TARRANT COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM.  GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVIENENT FORUM.

11.

GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

12.

THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 13th day of July, 2006.

GUARANTOR:

MFC DEVELOPMENT CORP.

By: /s/ NANCY DUITCH

      Nancy Duitch

      CEO

STATE OF ______________________________

COUNTY OF ____________________________

The foregoing instrument was acknowledged before me this _________ day of July, 2006, by Nancy Duitch as CEO of MFC Development Corp.

Witness my hand and official seal.

My Commission expires: _____________________________________

________________________________________

(Notary Public)

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